UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2014

Rex Energy Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-33610	20-8814402
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

366 Walker Drive State College, Pennsylvania	16801
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (814) 278-7267

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On February 3, 2014, Rex Energy Corporation (the “Company”) issued a press release announcing its total estimated proved oil and natural gas reserves as of December 31, 2013. A copy of the press release is furnished herewith as Exhibit 99.1.

Also on February 3, 2014, the Company made available the SunTrust Utica Shale Mini-Conference Presentation in advance of management’s presentation at the conference. The presentation is furnished with this Form 8-K as Exhibit 99.3. The Company also updated its Corporate Presentation, a copy of which is furnished with this Form 8-K as Exhibit 99.4. Both the SunTrust presentation and the Corporate Presentation have been posted to the Company’s website, www.rexenergy.com, and can be found in the Investor Relations section under “Events & Presentations”.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this current report on Form 8-K, including Exhibits 99.1, 99.3 and 99.4 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 8.01.	Other Events.

Report of Independent Petroleum Engineers

A letter dated January 17, 2014, from Netherland, Sewell & Associates, Inc., independent petroleum engineers, regarding the Company’s estimated proved reserves as of December 31, 2013 is filed as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

23.1	Consent of Netherland, Sewell & Associates, Inc.

99.1	Press Release of Rex Energy Corporation dated February 3, 2014.

99.2	Report of Netherland, Sewell & Associates, Inc., as of December 31, 2013.

99.3	SunTrust Utica Shale Mini Conference Presentation

99.4	Rex Energy Corporate Presentation February 2014

[Signature page to follow]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REX ENERGY CORPORATION

By:	/s/ Jennifer L. McDonough
Jennifer L. McDonough
Vice President, General Counsel and Secretary

Date: February 3, 2014

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Netherland, Sewell & Associates, Inc.

99.1	Press Release of Rex Energy Corporation dated February 3, 2014.

99.2	Report of Netherland, Sewell & Associates, Inc., as of December 31, 2013.

99.3	SunTrust Utica Shale Mini Conference Presentation

99.4	Rex Energy Corporate Presentation February 2014